                                                                    EXHIBIT 10.3

THE SECURITIES TO WHICH THIS AGREEMENT RELATES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES LAWS ("STATE LAWS") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS THE OFFER AND SALE IS REGISTERED UNDER THE SECURITIES ACT OR THE ISSUER RECEIVES AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT THE OFFER AND SALE IS EXEMPT FROM SECURITIES ACT REGISTRATION.

                          SECURITIES PURCHASE AGREEMENT

         This agreement is made and entered into as of the 29th day of December, 1999, by and between Contango Oil & Gas Company (the "Issuer") and Trust Company of the West, a California trust company, in its capacities as Investment Manager pursuant to the Investment Management Agreement dated as of June 6, 1988 between General Mills, Inc. and the Trust Company of the West and as Custodian pursuant to the Custody Agreement dated as of February 6, 1989 among General Mills, Inc., the Trust Company of the West and State Street Bank and Trust Company, as Trustee (the "Purchaser").

         1. AGREEMENT TO PURCHASE SECURITIES. On the terms and subject to the conditions set forth in this agreement, the Purchaser hereby agrees to purchase from the Issuer 3,703,704 shares of the Issuer's common stock (the "Shares") and warrants to purchase an additional 370,370 shares of common stock (the "Warrant") for an aggregate purchase price of $2,500,000 (the "Purchase Price"), payable by wire transfer to the account of the Issuer.. The shares of Issuer's common stock that may be issued upon exercise of the Warrant are referred to herein as the "Warrant Shares" and the Shares, the Warrant and the Warrant Shares are collectively referred to herein as the "Securities").

         2. WIRE TRANSFER OF PAYMENT FOR AND DELIVERY OF THE SECURITIES. Promptly after the Purchaser has wired the Purchase Price for the Securities to the Issuer's account as instructed, the Issuer shall issue and deliver a certificate representing the Shares, and the Warrant in the form attached hereto as Exhibit A, in the name and to the address specified by the Purchaser in the registration and delivery instructions on the signature page of this agreement.

         3. PURCHASER'S REPRESENTATIONS AND WARRANTIES. The Purchaser hereby represents and warrants to the Issuer that:

            3.1 Investment Intent. The Purchaser is acquiring the Securities solely for the Purchaser's own account for investment purposes, and not with a view to, or for offer or sale in connection with, any distribution of the Securities in violation of the Securities Act.

            3.2 Access to Information. The Purchaser has received a copy of the Issuer's annual report on Form 10-KSB for the year ended June 30, 1999 (the "Annual Report") and quarterly report on Form 10-QSB for the quarter ended September 30, 1999 (the "Quarterly Report") and has reviewed them carefully, including the risk factors set forth under the heading, "Management's Discussion and Analysis or Plan of Operation -- Risk Factors." In addition, the Purchaser has received and reviewed a copy of the Issuer's proxy statement for its annual meeting of stockholders held on September 28, 1999 (the "Proxy Statement"). If desired, the

Purchaser has also sought and obtained from management of the Issuer such additional information concerning the business, management and financial affairs of the Issuer as the Purchaser has deemed necessary or appropriate in evaluating an investment in the Issuer and determining whether or not to purchase the Securities.

            3.3 Accredited Investor. By completing the Accredited Investor Certification attached as Exhibit A, the Purchaser represents and warrants that it is an accredited investor, as defined by Rule 501(a) of Regulation D under the Securities Act.

            3.4 Preexisting Relationship; Knowledge and Experience. The Purchaser has a preexisting personal and/or business relationship with the Issuer and certain of its officers, directors and/or controlling persons, is experienced in evaluating and investing in the securities of businesses in the development stage, and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Securities and of protecting its interests in connection with an acquisition of the Securities.

            3.5 Suitability. The Purchaser has carefully considered, and has, to the extent the Purchaser deems it necessary, discussed with the Purchaser's own professional legal, tax and financial advisers the suitability of an investment in the Securities for the Purchaser's particular tax and financial situation, and the Purchaser has determined that the Securities are a suitable investment for the Purchaser.

            3.6 Illiquidity; Ability to Bear Risk of Loss. The Purchaser has no need for liquidity in its investment in the Securities, is financially able to hold the Securities subject to restrictions on transfer for an indefinite period of time, and is capable of bearing the economic risk of losing up to the entire amount of its investment in the Securities.

            3.7 Private Offering. The offer of the Securities was directly communicated to the Purchaser by the Issuer. At no time was the Purchaser presented with or solicited by any leaflet, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicited or invited to attend a promotional meeting otherwise than in connection and concurrently with such directly communicated offer.

            3.8 Truth and Accuracy. All representations and warranties made by the Purchaser in this agreement are true and accurate as of the date hereof and shall be true and accurate as of the date the Issuer issues the Securities. If at any time prior to the issuance of the Securities any representation or warranty shall not be true and accurate in any respect, the Purchaser shall so notify the Issuer.

            3.9 Authority. The individual executing and delivering this agreement on behalf of the Purchaser has been duly authorized to execute and deliver this agreement on behalf of the Purchaser, the signature of such individual is binding upon the Purchaser, the Purchaser is duly organized and subsisting under the laws of the jurisdiction in which is was organized, and the Purchaser was not formed for the specific purpose of acquiring the Securities.

            3.10 No Violation. The execution and delivery of this agreement and the consummation of the transactions or performance of the obligations contemplated by this agreement do not and will not violate any term of the Purchaser's organizational documents and will not result in a breach of any term of, or constitute a default under, any statute, indenture, mortgage, other agreement or instrument to which the Purchaser is a party or by which it is bound, or any order, writ, judgment or decree.

            3.11 Enforceability. The Purchaser has duly executed and delivered this agreement and (subject to its execution by the Issuer) it constitutes a valid and binding agreement of the Purchaser enforceable in accordance with its terms against the Purchaser, except as such enforceability may be limited by principles of public policy, and subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies.

            3.12 Reliance on Own Advisers. In connection with the Purchaser's investment in the Securities, the Purchaser has not relied upon the Issuer or its advisers for legal or tax advice, and has, if desired, in all cases sought the advice of the Purchaser's own legal counsel and tax advisers.

            3.13 Scope of Business. The Purchaser has been advised and understands that the Issuer will be exposed to numerous investment opportunities in all areas of the oil and gas industry and may therefore pursue various types of opportunities, even if they do not fit within the primary focus of the Issuer's current business plan. For example, such opportunities could include investments both onshore and offshore the United States and also international investments. Potential opportunities could also include such things as downstream investments in oil and gas service companies, pipelines, and gas processing and gas storage facilities.

         4. ISSUER'S REPRESENTATIONS AND WARRANTIES. The Issuer hereby represents and warrants to the Purchaser that:

            4.1 Authority. The individual executing and delivering this agreement on behalf of the Issuer has been duly authorized to execute and deliver this agreement on behalf of the Issuer, the signature of such individual is binding upon the Issuer, and the Issuer is duly organized and subsisting under the laws of the jurisdiction in which it was organized.

            4.2 Enforceability. The Issuer has duly executed and delivered this agreement and (subject to its execution by the Purchaser) it constitutes a valid and binding agreement of the Issuer enforceable in accordance with its terms against the Issuer, except as such enforceability may be limited by principles of public policy, and subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies.

            4.3 Capitalization. The Issuer has no outstanding capital stock other than common stock as of the date of this agreement. The Issuer is authorized to issue 50,000,000 shares of common stock, of which 12,253,625 shares are issued and outstanding, and 125,000 shares of preferred stock, none of which are issued and outstanding. All of the outstanding shares of common stock of the Issuer have been duly and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights. The Shares have been duly authorized and when issued and delivered to the Purchaser against payment therefor as provided by this agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Shares will not be subject to any preemptive or similar rights. If and when issued, the Warrant Shares will have been duly authorized and when issued and delivered to the Purchaser against payment therefor as provided by in the Warrant, will be validly issued, fully paid and non-assessable, and the issuance of such Warrant Shares will not be subject to any preemptive or similar rights.

            4.4 No Conflicts. The issuance and sale of the Securities to the Purchaser as contemplated hereby will not violate or conflict with the Issuer's Articles of Incorporation or By-laws or any agreements to which the Issuer is a party or by which it is otherwise bound or, to the Issuer's knowledge, any statute, rule or regulation (federal, state, local or foreign) to which it is subject.

            4.5 SEC Documents. The Issuer has provided the Annual Report and the Proxy Statement to the Purchaser. As of the date hereof, the Annual Report and the Proxy Statement do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Issuer included in the Annual Report have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present the financial position of the Issuer as of the dates thereof and the results of its operations and cash flows for the periods then ended. The Issuer has included in the Annual Report all material agreements, contracts and other documents that it reasonably believes are required to be filed as exhibits to the Annual Report.

         5. RESTRICTIONS ON TRANSFER.

            5.1 Resale Restrictions. The Purchaser understands that the offer and sale of the Securities to the Purchaser has not been registered under the Securities Act or under any State Laws. The Purchaser agrees not to offer, sell or otherwise transfer the Securities, or any interest in the Securities, unless
(i) the offer and sale is registered under the Securities Act, (ii) the Securities may be sold in accordance with the applicable requirements and limitations of Rule 144 under the Securities Act and any applicable State Laws and, if the Issuer so requests, the Purchaser delivers to the Issuer an opinion of counsel to such effect, or (iii) the Purchaser delivers to the Issuer an opinion of counsel reasonably satisfactory to the Issuer that the offer and sale is otherwise exempt from Securities Act registration.

            5.2 Restrictive Legend. The Purchaser understands and agrees that a legend in substantially the following form will be placed on the certificates or other documents representing the Securities:

        "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS (i) THE OFFER AND SALE IS REGISTERED UNDER THE SECURITIES ACT, OR (ii) THE OFFER AND SALE IS EXEMPT FROM SECURITIES ACT REGISTRATION AND THE TERMS OF SECTION 5.2 OF THE SUBSCRIPTION AGREEMENT PURSUANT TO WHICH THE SECURITIES WERE ORIGINALLY PURCHASED HAVE BEEN COMPLIED WITH. (A COPY OF THE SUBSCRIPTION AGREEMENT IS ON FILE AT THE CORPORATE OFFICE OF THE ISSUER.)"

            5.3 Illiquid Investment. The Purchaser acknowledges that it must bear the economic risk of its investment in the Securities for an indefinite period of time, until such time as the Securities are registered or as an exemption from registration is available. The Purchaser acknowledges that the soonest that the Rule 144 exemption from registration could become available would be after the Purchaser has paid for and held the Securities for one year.

         6. RIGHT TO PURCHASE ADDITIONAL SECURITIES

            6.1 First Refusal Rights. Subject to the terms and conditions of this Article 6, the Company hereby grants to the Purchaser a right of first refusal to purchase its Pro Rata Share (as defined below) of any issue of New Securities (as defined below) that the Company (or any subsidiary whose capital stock will not be wholly owned, directly or indirectly, by the Company upon completion of any such issuance) may from time to time after the date of this Agreement propose to issue.

            6.2 New Securities. "New Securities" shall mean any capital stock, any rights, options or warrants to purchase or subscribe for capital stock, and any securities or other instruments of any type whatsoever that are, or may become, convertible into or exchangeable for capital stock, which are issued for cash; provided, however, that "New Securities" shall not include: (i) securities offered and sold by the Company pursuant to a Public Offering (as hereinafter defined); (ii) shares of the Company's Common Stock (or related options or rights) issued to the Company's employees and directors pursuant to a plan adopted by the Board of Directors; and (iii) shares of the Company's capital stock issued in connection with any existing warrant, option or right, stock split or stock dividend by the Company.

            6.3 Notice and Allocation Periods. If the Company or, when applicable, its subsidiary, proposes to undertake a bona fide issuance of New Securities, then it shall give the Purchaser written notice of its intention, describing the type of New Securities, the price, the number of shares to be offered, and the general terms upon which such securities are proposed to be offered. The Purchaser shall be given at least 20 days' prior written notice within which to agree to purchase all or any part of its Pro Rata Share (as hereinafter defined) of such issuance of New Securities for the price and upon the general terms specified in said notice by giving written notice to the issuer within such period and stating therein the quantity of New Securities to be purchased by it. "Pro Rata Share" shall mean that portion of the number of shares of New Securities proposed to be issued that equals the proportion that
(a) the number of shares of common stock held by the Purchaser immediately prior to the proposed issuance, plus the number of shares of common stock that would then be issuable to the Purchaser assuming that the Warrant had been fully exercised, bears to (b) the total number of shares of common stock issued and outstanding immediately prior to the proposed issuance, assuming that all securities of the Company convertible into or exchangeable for common stock had been converted or exchanged.

            6.4 Right of Company to Sell New Securities. If the Purchaser fails to exercise in full its rights of first refusal within the applicable period set forth above, then the Company or, when applicable, its subsidiary shall have 120 days thereafter to sell the New Securities respecting that the rights set forth herein were not exercised at a price and upon general terms no more favorable to the purchaser thereof than specified in the notice to the Purchaser. If such New Securities have not been sold within such 120-day period, then the

Company or, when applicable, its subsidiary shall not thereafter issue or sell any New Securities without first offering them to the Purchaser in the manner provided above.

            6.5 Public Offering. Reference to the term "Public Offering" in this Agreement shall mean a bona fide firm commitment underwritten public offering of shares of the Company's Common Stock made through a nationally recognized underwriting firm pursuant to an effective registration statement under the Securities Act, which results in gross proceeds to the Company of not less than $15,000,000.

            6.6 Termination. This Article 6 shall continue in effect from the date of this Agreement until the Company has completed a Public Offering.

         7. REGISTRATION PROCEDURES.

            7.1 Within 90 days after the issuance of the Shares, the Issuer shall prepare and file or cause to be filed with the SEC a registration statement (the "Registration Statement") with respect to the Shares. The Issuer shall thereafter use diligence in attempting to cause the Registration Statement to be declared effective by the SEC and shall thereafter use diligence to maintain the effectiveness of the Registration Statement until the earlier to occur of (i) the date which is one year from the effective date of the Registration Statement, (ii) the date on which all of the Shares have been sold by the Purchaser or (iii) the date on which the Shares can be resold pursuant to SEC Rule 144.

            7.2 Following effectiveness of the Registration Statement, the Issuer shall furnish to the Purchaser a prospectus as well as such other documents as the Purchaser may reasonably request.

            7.3 The Issuer shall use diligent efforts to (i) register or otherwise qualify the common stock covered by the Registration Statement for sale under the securities laws of such jurisdictions as the Purchaser may reasonably request, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements as may be required, (iii) take such other actions as may be necessary to maintain such registrations and/or qualifications in effect at all times while the Registration Statement is likewise maintained effective and (iv) take all other actions reasonably necessary or advisable to qualify the Shares for sale in such jurisdictions; provided, however, that the Issuer shall not be required in connection therewith or as a condition thereto to (I) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 7.3,
(II) subject itself to general taxation in any such jurisdiction, (III) file a general consent to service of process in any such jurisdiction, (IV) provide any undertakings that cause more than nominal expense or burden to the Issuer or (V) make any change in its certificate of incorporation or bylaws, which in each case the Board determines to be contrary to the best interests of the Issuer and its stockholders.

            7.4 The Issuer shall, following effectiveness of the Registration Statement, as promptly as practicable after becoming aware of any such event, notify the Purchaser of the happening of any event of which the Issuer has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and use its best efforts promptly to prepare a supplement or amendment to the

Registration Statement to correct such untrue statement or omission, and deliver a number of copies of such supplement or amendment to the Purchaser or as the Purchaser may reasonably request. The Issuer may voluntarily suspend the effectiveness of such Registration Statement for a limited time, which in no event shall be longer than 90 days, if the Issuer has been advised by legal counsel that the offering of common stock pursuant to the Registration Statement would adversely affect, or would be improper in view of (or improper without disclosure in a prospectus), a proposed financing, a reorganization, recapitalization, merger, consolidation, or similar transaction involving the Issuer or its subsidiaries, in which event the one year period referred to in clause (i) of Section 7.1 shall be extended for an additional period of time beyond such one year period equal to the number of days the effectiveness thereof has been suspended pursuant to this sentence.

            7.5 Following effectiveness of the Registration Statement, the Issuer, as promptly as practicable after becoming aware of any such event, will notify the Purchaser of the issuance by the SEC of any stop order or other suspension of effectiveness of the Registration Statement at the earliest possible time.

            7.6 Following effectiveness of the Registration Statement, the Issuer will use diligence either to (i) cause all the common stock covered by the Registration Statement to be listed on each national securities exchange on which similar securities issued by the Issuer are then listed, if any, if the listing of such common stock is then permitted under the rules of such exchange, or (ii) secure the quotation of all the common stock covered by the Registration Statement on The Nasdaq SmallCap Market, if the listing of such common stock is then permitted under the rules of such The Nasdaq SmallCap Market, or (iii) if, despite the Issuer's best efforts to satisfy the preceding clause (i) or (ii), the Issuer is unsuccessful in satisfying the preceding clause (i) or (ii) and without limiting the generality of the foregoing, to use its best efforts to arrange for at least two market makers to register with the National Association of Securities Dealers, Inc. as such with respect to such common stock.

            7.7 Provide a transfer agent and registrar, which may be a single entity, for the common stock not later than the effective date of the Registration Statement.

            7.8 It shall be a condition precedent to the obligations of the Issuer to take any action pursuant to this Section 7 that the Purchaser shall furnish to the Issuer such information regarding itself as the Issuer may reasonably request to effect the registration of the common stock and shall execute such documents in connection with such registration as the Issuer may reasonably request.

            7.9 The Purchaser agrees to cooperate with the Issuer in any manner reasonably requested by the Issuer in connection with the preparation and filing of the Registration Statement hereunder.

            7.10 The Purchaser agrees that, upon receipt of any notice from the Issuer of the happening of any event of the kind described in Section 7.4 or 7.5, the Purchaser will immediately discontinue disposition of Shares pursuant to the Registration Statement until the Purchaser's receipt of notice from the Issuer that sales may resume and copies of the supplemented or amended prospectus and, if so directed by the Issuer, shall deliver to the Issuer (at the expense of the Issuer) or destroy (and deliver to the Issuer a certificate of destruction) all copies in the Purchaser's possession of the prospectus covering such Common Stock current at the time of receipt of such notice.

            7.11 All expenses, other than (i) underwriting discounts and commissions, (ii) other fees and expenses of investment bankers and (iii) brokerage commissions, incurred in connection with registrations, filings or qualifications pursuant to this Section 7, including, without limitation, all registration, listing and qualification fees, printers and accounting fees and the fees and disbursements of counsel to the Issuer, shall be borne by the Issuer.

            7.12 To the extent permitted by law, the Issuer will indemnify and hold harmless the Purchaser, the directors, if any, of the Purchaser, the officers, if any, of the Purchaser, each person, if any, who controls the Purchaser within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), any underwriter (as defined in the Securities Act) for the Purchaser, the directors, if any, of such underwriter and the officers, if any, of such underwriter, and each person, if any, who controls any such underwriter within the meaning of the Securities Act or the Exchange Act (each, an "Indemnified Person"), against any losses, claims, damages, expenses or liabilities (joint or several) (collectively, "Claims") to which any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any of the following statements, omissions or violations in the Registration Statement, or any post effective amendment thereof, or any prospectus included therein: (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post effective amendment thereof or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading,
(ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Issuer files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading or
(iii) any violation or alleged violation by the Issuer of the Securities Act, any state securities law or any rule or regulation under the Securities Act, the Exchange Act or any state securities law (the matters in the foregoing clauses
(i) through (iii) are hereinafter collectively referred to as the "Violations"). Subject to the restrictions set forth in Section 7.14 with respect to the number of legal counsel, the Issuer shall reimburse the Purchaser and each such underwriter or controlling person, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnity contained in this Section 7.12 shall not apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Issuer by any Indemnified Person or underwriter for such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto; (II) with respect to any preliminary prospectus shall not inure to the benefit of any person from whom the person asserting any Claim purchased the Shares that are the subject thereof (or to the benefit of any person controlling such person) if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected in the prospectus, as then amended or supplemented, if such final prospectus was timely made available by the Issuer; and (III) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Issuer, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Shares by the Purchaser.

            7.13 The Purchaser agrees to indemnify and hold harmless, to the same extent and in the same manner set forth in Section 7.12, the Issuer, each of its directors, each of its officers who signs the Registration Statement, each person, if any, who controls the Issuer within the meaning of the Securities Act or the Exchange Act, any underwriter and any other stockholder selling securities pursuant to the Registration Statement or any of its directors or officers or any person who controls such stockholder or underwriter within the meaning of the Securities Act or the Exchange Act (each such person and each Indemnified Person, an "Indemnified Party"), against any Claim to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim arises out of or is based upon any Violation by the Purchaser, in each case to the extent (and only to the extent) that (I) such Violation occurs in reliance upon and in conformity with written information furnished to the Issuer by the Purchaser expressly for use in connection with such Registration Statement or such prospectus or (II) is a result of the breach of federal or state securities laws pertaining to the transfer by the Purchaser of the Shares or the securities underlying the Shares; and the Purchaser will reimburse any reasonable legal or other expenses reasonably incurred by any Indemnified Party in connection with investigating or defending any such Claim; provided, however, that the indemnity contained in this Section 7.13 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Purchaser, which consent shall not be unreasonably withheld; provided, further, that the Purchaser shall be liable under this Section 7.13 for only that amount of a Claim as does not exceed the net proceeds to the Purchaser as a result of the sale of Shares pursuant to such Registration Statement or such prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Shares (or underlying securities) by the Purchaser. Notwithstanding anything to the contrary contained herein the indemnity contained in this Section 7.13 with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented.

            7.14 Promptly after receipt by an Indemnified Person or Indemnified Party under Section 7.12 or 7.13 of notice of the commencement of any action (including any governmental action), such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is made against any indemnifying party under this Section 7, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, assume control of the defense thereof with counsel mutually satisfactory to the indemnifying parties; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. Except as provided in the preceding sentence, the Issuer shall pay for only one separate legal counsel for the Indemnified Persons. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 7, except to the extent that the indemnifying party is prejudiced in its ability to defend such action. The indemnity required by this Section 7 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

         8. TRANSFER AGENT INSTRUCTIONS. Promptly following the delivery by the Purchaser of the Purchase Price, the Issuer's transfer agent will be instructed by the Issuer to issue one or more certificates representing the Shares purchased, bearing the restrictive legend specified in Section 5.2 of this Agreement, registered in the name of the Purchaser or its nominee and in such denominations as shall be specified by the Purchaser. The Issuer warrants that no instruction other than such instructions referred to in this Section 8 and stop transfer instructions to give effect to Section 5.1 and 5.2 hereof will be given by the Issuer to the transfer agent and that the Shares shall otherwise be freely transferable on the books and records of the Issuer as and to the extent provided in this Agreement. Nothing in this Section shall affect in any way the Purchaser's obligations and agreement to comply with all applicable federal and state securities laws upon resale of the Shares. If the Purchaser provides the Issuer with an opinion of counsel reasonably satisfactory in form, scope and substance to the Issuer that registration of a resale by the Purchaser of any of the Shares in accordance with Section 5.1 is not required under the Securities Act or applicable state securities laws, the Issuer shall permit the transfer agent to issue one or more share certificates in such name and in such denominations as specified by the Purchaser.

         9. BOARD OF DIRECTORS. If, at any time it could elect a director based on the number of shares of common stock it holds, Purchaser chooses not to designate a candidate for election to the Board, Purchaser shall still be entitled, at its option, to designate a person (the "Observer") who shall attend any meeting of the Board for the sole purpose of observing such meeting for and on behalf of the Purchaser. The Observer shall have no right or obligation to vote or otherwise to participate in the discussion or consideration of any matter addressed at any such meeting; provided, however, that notwithstanding anything else in this Section 9, Purchaser shall have the right to designate an Observer for as long as Purchaser holds at least 10% of the Issuer's common stock on a fully diluted basis.

         10. RELIANCE. The Purchaser understands and agrees that the Issuer and its officers, directors, employees and agents may, and will, rely on the accuracy of the Purchaser's representations and warranties in this agreement to establish compliance with applicable securities laws. The Purchaser agrees to indemnify and hold harmless all such parties against all losses, claims, costs, expenses and damages or liabilities which they may suffer or incur caused or arising from their reliance on such representations and warranties.

         11. MISCELLANEOUS.

            11.1 Survival. The representations and warranties made in this agreement shall survive the closing of the transactions contemplated by this agreement.

            11.2 Assignment. This agreement is not transferable or assignable.

            11.3 Execution and Delivery of Agreement. The Issuer shall be entitled to rely on delivery by facsimile transmission of an executed copy of this agreement, and acceptance by the Issuer of such facsimile copy shall create a valid and binding agreement between the Purchaser and the Issuer.

            11.4 Titles. The titles of the sections and subsections of this agreement are for the convenience of reference only and are not to be considered in construing this agreement.

            11.5 Severability. The invalidity or unenforceability of any particular provision of this agreement shall not affect or limit the validity or enforceability of the remaining provisions of this agreement.

            11.6 Entire Agreement. This agreement constitutes the entire agreement and understanding between the parties with respect to the subject matters herein and supersedes and replaces any prior agreements and understandings, whether oral or written, between them with respect to such matters.

            11.7 Waiver and Amendment. Except as otherwise provided herein, the provisions of this agreement may be waived, altered, amended or repealed, in whole or in part, only upon the mutual written agreement of the Purchaser and the Issuer.

            11.8 Counterparts. This agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

            11.9 Governing Law. This agreement is governed by and shall be construed in accordance with the laws of the State of Nevada.

         IN WITNESS WHEREOF, the parties hereto have duly executed this agreement as of the date first above mentioned.

THE "ISSUER"                                 THE "PURCHASER"

CONTANGO OIL & GAS COMPANY                   TRUST COMPANY OF THE WEST,
                                             a California trust company, in its
                                             capacities as Investment Manager
                                             pursuant to the Investment
                                             Management Agreement dated as of
                                             June 6, 1988 between General Mills,
                                             Inc. and the Trust Company of the
                                             West and as Custodian pursuant to
                                             the Custody Agreement dated as of
                                             February 6, 1989 among General
                                             Mills, Inc., the Trust Company of
                                             the West and State Street Bank and
                                             Trust Company, as trustee


By:  /s/ KENNETH R. PEAK                     By:  /s/ ARTHUR R. CARLSON
    -------------------------------              -----------------------------
     Kenneth R. Peak                              Arthur R. Carlson
     President and Chief Executive                Managing Director
      Officer

                                             By:   /s/ THOMAS F. MEHLBERG
                                                  ----------------------------
                                                   Thomas F. Mehlberg
                                                   Senior Vice President